Exhibit 99.2

First Quarter 2017 Financial Results Presentation NASDAQ: GNBC April 27, 2017

Today’s Speakers Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Terry Earley – Chief Financial Officer Donald Perschbacher – Executive Vice President and Corporate Chief Credit Officer

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: difficulties and delays in integrating the Green Bancorp and Patriot Bancshares, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

First Quarter 2017 Highlights First quarter 2017 net income totaled $7.2 million, or $0.19 per diluted common share Pre-tax pre-provision return on average assets of 1.75% for 1Q17, up from 1.36 in 4Q16 Efficiency ratio of 54.64% for 1Q17, an improvement of 6.35% over the 4Q16 efficiency ratio of 60.99% Nonperforming assets were reduced by $18.8 million or 17.7% during 1Q17 Total energy loans have been reduced to $93.7 million, comprised of $76.3 million in loans held for investment (“HFI”) and $17.4 million in loans held for sale (“HFS”), at March 31, 2017 from $292.6 million at December 31, 2015 This represents energy exposure of 3.1% of total gross loans and 2.5% of loans held for investment (“HFI”), of which 0.5% is related to energy production loans Total deposits increased $41.4 million or 5.0% on an annualized basis in 1Q17, with the growth bringing non-interest bearing deposits to 20.7% of total deposits Tangible book value per common share increased $0.19 to $9.25

1Q17 PTPP Adj. Net Income was impacted by $0.4 million in MARS-related expenses in addition to a $0.1 million loss on disposition of loans held for sale Pre-Tax Pre-Provision Adjusted Net Income $ in millions $18.9 $16.6 $14.4 $13.4 $17.3 $1.0 $3.1 $2.9 $0.6 2.0% 1.7% 1.5% 1.4% 1.8% 0% 1% 2% 3% 4% $5 $8 $10 $13 $15 $18 $20 1Q16 2Q16 3Q16 4Q16 1Q17 PTPP Adj. Net Income (L) MARS-Related (L) PTPP ROAA (R)

Highlights Deposits comprise ~83% of overall funding at March 31, 2017 Total deposits increased by $41 million or 1.2% during 1Q17, to $3.4 billion Cost of deposits was 0.68% in 1Q17 compared to 0.66% in 4Q16 Loans / deposits have averaged less than 100% over the past five fiscal years Non-interest bearing deposits were ~21% of deposits as of March 31, 2017, increasing by $55 million during 1Q17 Funding Profile 1 Loans / Deposits Ratio Deposit Composition 83% Deposit Funded Equity Other Noninterest-bearing Interest-bearing Loans Securities Other Deposits & Liquidity $ in millions, 1 represents the 1Q17 mix of funding sources and the average assets in which those funds are invested as a percentage of average total assets 19% 18% 19% 19% 21% 6% 5% 5% 5% 6% 29% 33% 34% 35% 35% 46% 44% 42% 40% 38% $ 3,057 $ 3,207 $ 3,316 $ 3,375 $ 3,416 1Q16 2Q16 3Q16 4Q16 1Q17 Noninterest-bearing Interest-bearing transaction MMDA and savings Certificates and other time 82.4% 93.9% 97.5% 101.0% 91.8% 88.2% 2012 2013 2014 2015 2016 1Q17 100% 11% 6% 67% 16% Sources of Funds $4,017 76% 14% 10% Uses of Funds $4,017

Highlights Commercial-focused loan portfolio with 97% of the loan portfolio focused on non-energy loans In-footprint focus with portfolio primarily distributed across Houston (56%) and Dallas (21%) Diversified loan portfolio with no concentration to any single industry in excess of 10% of total loans Only 5% of the loan portfolio is classified Large number of lending relationships with no significant borrower concentration Loan Portfolio Detail as of March 31, 2017 Historical Loan Growth & Composition By Class By Rate Sensitivity By Regional Distribution* $ in millions, loan balance and corresponding percentages exclude HFS loans, (*) Central TX denotes Austin, San Antonio and San Marcos Loan Portfolio Overview Acquired 24% Originated 76% 31% 31% 27% 28% 27% 3% 3% 6% 8% 9% 14% 13% 13% 11% 12% 37% 37% 36% 34% 32% 7% 8% 9% 11% 11% 8% 8% 9% 9% 9% $ 3,012 $ 3,098 $ 3,048 $ 3,189 $ 3,168 1Q17 4Q16 3Q16 2Q16 1Q16 C&I (ex. Energy) Energy Owner Occ. CRE Non-Owner Occ. CRE Constr. and Dev. Consumer & Other Fixed 20% Floating 80% Dallas 21% Houston 56% Central TX, 9% Remaining TX, 9% Other 5%

Asset Quality Nonperforming assets (NPAs) totaled $87.5 million or 2.15% of period end assets at March 31, 2017 compared to $106.3 million or 2.64% of period end assets at December 31, 2016 Allowance for loan losses was 1.06% of total loans at March 31, 2017, and the allowance for loan losses plus the acquired loan net discount to total loans adjusted for the acquired loan net discount was 1.30% Provision expense of $6.1 million in the first quarter of 2017 reflects the addition of: $4.9 million in reserves related to energy loans $1.1 million charge-off due to the sale of an energy loan Asset Quality Allowance for Loan Losses Ratio 1 1 Based on percentage of total gross loans held for investment 1.25% 1.49% 1.18% 0.85% 1.06% 1Q16 2Q16 3Q16 4Q16 1Q17 2.31% 2.48% 3.07% 2.12% 1.60% 2.86% 3.05% 3.36% 2.74% 2.16% 2.15% 2.64% 3.31% 2.44% 2.01% 1Q17 4Q16 3Q16 2Q16 1Q16 NALs / Total Loans NPLs / Total Loans NPAs / Total Assets

Overview of Energy Portfolio Progress Energy Portfolio Resolution History The Managed Asset Reduction Strategy (MARS) was announced on April 28, 2016 during the first quarter conference call with $277 million of energy loans. The primary goal of MARS was to de-risk the loan portfolio, remove balance sheet volatility and position the company for normalized earnings results and growth through an accelerated resolution of the company’s energy assets, primarily via payoff or sale Since inception, the program has resolved $184 million of energy production and oil field services loans The company’s total energy exposure stood at $76 million or 2.5% of total loans as of March 31, 2017 (excluding $17.4 million of loans held for sale), comprised of $14.1 million in energy production loans and $62.2 million in oil field services loans $ in millions $ 111 $ 110 $ 65 $ 38 $ 31 $ 14 $ 166 $ 140 $ 104 $ 82 $ 62 $ 62 $ 277 $ 250 $ 169 $ 120 $ 93 $ 17 $ 76 1Q16 2Q16 (incl. HFS) 3Q16 (incl. HFS) 4Q16 (incl. HFS) 1Q17 (incl. HFS) HFS 1Q17 (excl. HFS) Energy Production Oil Field Services Held for Sale

Performance Metrics Efficiency Ratio EPS ROAA ROATCE 50.8% 55.4% 61.9% 61.0% 54.6% 45% 50% 55% 60% 65% 70% 75% 1Q16 2Q16 3Q16 4Q16 1Q17 Reported 0.20% 0.38% - 0.92% 0.25% 0.73% 1.99% 1.74% 1.49% 1.36% 1.75% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 1Q16 2Q16 3Q16 4Q16 1Q17 Reported PTPP 2.43% 4.57% - 10.36% 3.38% 8.88% -15% -10% -5% 0% 5% 10% 1Q16 2Q16 3Q16 4Q16 1Q17 Reported $0.05 $0.10 $(0.25) $0.07 $0.19 -$0.50 -$0.25 $0.00 $0.25 $0.50 1Q16 2Q16 3Q16 4Q16 1Q17 Reported

Net Interest Income & Net Interest Margin $ in millions NIM increased 7 bps to 3.47% in 1Q17 The primary factors impacting NIM were: Fed Funds rate increase added 10 bps to the NIM Investing of excess liquidity took the yield on the portfolio up 38 bps and added 10 bps to NIM A full quarter of interest on the sub debt issued late in 4Q16 contracted the NIM by 6 bps Lower purchase accounting accretion and less favorable earning asset mix accounted for the remaining 7 bps of NIM contraction Cost of deposits including noninterest-bearing was 0.68%, up 2 basis points compared to the prior quarter Highlights $34.2 $33.5 $33.7 $32.2 $32.6 3.87% 3.74% 3.62% 3.40% 3.47% 4.81% 4.76% 4.77% 4.71% 4.86% 4.29% 4.29% 4.20% 4.29% 4.42% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $10 $15 $20 $25 $30 $35 1Q16 2Q16 3Q16 4Q16 1Q17 Net Interest Margin Net Interest Income NII (L) NIM (R) Loan Yield (R) Loan Yield excl. Fees (R)

Noninterest Income (*) Excluding net loss on the sale of held-for-sale loans of $1.4 million in 4Q16, and $0.1 million in 1Q17, respectively $ in millions 33.8% 38.3% 37.2% 48.6% 40.2% 16.8% 19.0% 19.7% 20.8% 14.8% 27.4% 22.7% 23.7% 10.5% 34.2% 1.0% 21.0% 20.0% 19.4% 20.2% 10.8% $4.2 $3.8 $4.1 $3.6 $5.6 $0 $1 $2 $3 $4 $5 $6 1Q16 2Q16 3Q16 4Q16* 1Q17* Customer Service Fees Loan Fees Gain on sale of guaranteed portion of loans, net Gain on sale of held-for-sale loans, net Gain on sale of available-for-sale securities, net Other

Efficiency Ratio 50.8% 55.4% 61.9% 61.0% 54.6% $ in millions Noninterest Expense 61.5% 55.4% 51.0% 56.3% 59.5% 10.4% 9.8% 9.4% 9.8% 9.6% 9.9% 11.8% 9.3% 11.6% 11.5% 18.2% 22.9% 30.3% 22.3% 19.4% $19.5 $20.7 $23.4 $21.0 $20.8 $0 $5 $10 $15 $20 $25 1Q16 2Q16 3Q16 4Q16 1Q17 Salaries and Employee Benefits Occupancy Professional & Regulatory Fees Other

(*) When fully phased-in on January 1, 2019, the Basel III Capital Rules will require GNBC to maintain an additional capital conservation buffer of 2.5% CET1, effectively resulting in minimum ratios of 7.0% CET1, 8.5% Tier 1, 10.5% Total RBC and 4.0% minimum leverage ratio Capital $345.3 $355.3 $358.3 $355.3 $424.9 $383.3 $358.3 $355.3 $ in millions Capital Position 4.0% 10.5% 8.5% 10.00% 10.40% 12.30% 9.10% 10.40% 10.40% 11.20% 9.10% CET1 Tier 1 Total RBC T1 Leverage Holding Company Bank Capital Adequacy Level * 7.0%

Question & Answer Session

Appendix

Commercial Real Estate (CRE) Portfolio Detail By Regional Distribution as of March 31, 2017 * By Product as of March 31, 2017 Other 2% Land 5% Residential RE 3% Dallas 17% Hospitality 5% Remaining TX 12% Multifamily 26% Senior Housing 6% Central TX 10% Industrial Warehouse 13% Office 20% Houston Retail 59% 22% CRE vs. ADC as of March 31, 2017 ADC 15% CRE 85% (*) Central TX denotes Austin, San Antonio and San Marcos Note: Portfolio Detail excludes Farmland per CRE guidance regulations, though it is included in financial reporting 17

Financial Targets FY 2017 Net Interest Margin in the range of 3.65-3.75% FY 2017 Net Interest Income in the range of $130-140 million FY 2017 Provision Expense in the range of $14-16 million FY 2017 Noninterest Income in the range of $18-21 million Expect the quarterly run rate to be ~$5 million through the remainder of 2017 FY 2017 Noninterest Expense in the range of $80-84 million Expect the quarterly run rate to be ~$20-21 million through the remainder of 2017